Dreyfus
Small Company
Value Fund
Semi-Annual
Report



April 30, 1997

Dreyfus Small Company Value Fund
---------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report that the Dreyfus Small Company Value Fund turned in a solid performance for the first half of fiscal year 1997. For the six months ended April 30, 1997, the Fund's total return was 10.90%* as compared to the Fund's benchmark index, the Russell 2000, which returned 1.61%.**

ECONOMIC ENVIRONMENT
   At this point momentum in the domestic economy continues to be strong, though most signs of inflation have remained tame. The Federal Reserve Board (the "Fed") took a first preemptive step in March by raising interest rates by 25 basis points. Employment remains high (unemployment low), though prices for commodities such as foodstuffs, metals and energy have not increased any faster. Consumer debt levels continue to hover near historically high levels.

MARKET ENVIRONMENT
   The stock market environment in 1996 underwent a transition midyear to increased volatility, more rapid sector rotation and a bias towards growth stocks among large capitalization firms (especially those in the top tier of the Standard & Poor's 500 Composite Stock Price Index). Coming into 1997, Fed policy began to turn restrictive and the markets experienced a correction in March which lasted into April. May began with a positive run which, unlike that in 1996, showed considerable participation from small- and mid-cap shares along with the rebound in the largest cap stocks.
   Financial companies face the prospect of increasingly difficult earnings comparisons in a more restrictive rate environment; retailers continue to report erratic and inconsistent same-store sales growth; and semiconductor and technology pricing power seems to come in fits and starts, despite inventories and capacities that are coming into better balance than in the second half of 1996. A moderate winter season tempered the upside volatility in energy prices experienced earlier in the year, though economic growth continues to drive energy demand.

PORTFOLIO OVERVIEW
   The portfolio enjoyed the benefit of a strong transportation market with positive trends in trucking as the overcapacity of the last two years was rationalized and a strong economy bolstered demand for trucking services. It also benefited from a strong domestic economy and a strong dollar. While the portfolio remains somewhat underweighted in financials, the areas we focused on (primarily thrifts in consolidating markets) continued to help performance. In addition, a trend among insurers to convert from mutual to public ownership has resulted in a number of small cap opportunities for the portfolio.
   Technology shares were among the hardest hit during the correction seen in March and April. While the portfolio was not immune to this phenomenon, the technology weighting had been cut back since the beginning of the year, thus reducing the impact. In addition, a number of issues were identified early in the year which appeared overvalued and susceptible to near-term business problems. With a focus on business dislocation and negative balance sheet trends in certain companies, there was an increase in the number of short positions in the portfolio.
   Portfolio exposure to energy service stocks had been reduced through the second half of 1996, and remained low through April 1997. Many stocks in this sector suffered due to an increase in orders for rigs. The prospect of new capacity coming on line has negative implications. While day rate trends remain strong, it will take many months for the new rigs to come into service. Despite the corrections in these shares, many issues still do not exhibit the kinds of compelling valuations that brought us into this area in late 1995. However, the valuations of exploration and production stocks have improved to levels that appear compelling since the seasonal softening in gas prices drove these shares down over recent weeks.

   Volatility in the market, in general, and in the technology sector, in particular, dictates that we continue to monitor the area for both problems and opportunities. We enter the May-July quarter somewhat underweighted in technology, though we see the potential for improved prospects for the second half of the year. As of this writing, we continue to favor transportation issues which we believe are well-positioned to respond to improving industry trends, fleet utilizations and economic activity. Select finance stocks with improving fundamentals and solid balance sheets also remain a current focus. And, while energy weighting remains in line, the make-up favors exploration and production companies over service companies at this time.
   In closing, we remain positive though cautious. We continue to find small capitalization companies with earnings growth at valuations which are compelling relative to large capitalization firms in similar industries. Yet, we are cautious with regard to the level of the overall stock market. Risks exist with the prospect for interest rate volatility and increased inflation, or the potential of a slowing economy. However, small companies can be found in either environment which have solid value and the potential to grow, but are undiscovered by the investment community.
                                                     Sincerely,


                                                     David Diamond
                                                     Portfolio Manager
May 19, 1997
Boston, MA

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Unlike the Fund which may invest in various types of securities and engage in different investment techniques, the Russell 2000 Index is a widely accepted unmanaged index of small cap stock performance.

Dreyfus Small Company Value Fund
----------------------------------------------------------------------------
Statement of Investments                          April 30, 1997 (Unaudited)


Common Stocks--90.1%                                                                    Shares           Value
---------------------------------------------------------------------------------     -----------    -----------
               Basic Industries--9.8%  Birmingham Steel.........................          26,000      $  380,250
                                       Calgon Carbon............................          42,500         520,625
                                       CalMat...................................           8,000         143,000
                                       Cherry, Cl. B.........................(a)          16,500         181,500
                                       Chicago Bridge & Iron, N.V............(a)          23,000         391,000
                                       Dexter...................................          20,000         597,500
                                       Essex International...................(a)          22,100         397,800
                                       Foamex International..................(a)          18,000         258,750
                                       Gaylord Container, Cl. A..............(a)          65,100         362,118
                                       Geon.....................................          41,000         896,875
                                       RMI Titanium..........................(a)          26,000         555,750
                                       Silgan Holdings.......................(a)          19,200         508,800
                                       Special Metals........................(a)          22,000         310,750
                                       Titanium Metals.......................(a)           8,000         207,000
                                       Wausau Paper Mills.......................          20,000         350,000
                                                                                                      ----------
                                                                                                       6,061,718
                                                                                                      ----------

                  Capital Goods--6.1%  Avondale Industries...................(a)          38,500         683,375
                                       BW/IP....................................          28,000         455,000
                                       Cubic ...................................          13,950         292,950
                                       DONCASTERS, A.D.S.....................(a)          36,000         810,000
                                       Excel Industries.........................          12,000         213,000
                                       Global Industrial Technologies........(a)          27,800         507,350
                                       OmniQuip International................(a)          21,000         273,000
                                       TransTechnology..........................          25,000         506,250
                                       UNR Industries...........................          10,000          61,250
                                                                                                      ----------
                                                                                                       3,802,175
                                                                                                      ----------

              Consumer Durables--2.7%  Chris-Craft Industries...................           4,013         163,028
                                       Kaufman & Broad Home.....................          22,200         308,025
                                       Pilgrim's Pride..........................          42,000         430,500
                                       Special Devices.......................(a)          29,000         460,375
                                       Standard Products........................           2,000          43,750
                                       TBC...................................(a)          31,500         236,250
                                                                                                      ----------
                                                                                                       1,641,928
                                                                                                      ----------

         Consumer Non-Durables--10.7%  Alberto-Culver, Cl. A....................          16,000         396,000
                                       Ashworth..............................(a)          96,000         726,000
                                       Delta Woodside Industries.............(a)          52,200         300,150
                                       Fuqua Enterprises.....................(a)           5,000          98,125
                                       Graphic Industries.......................          40,000         370,000
                                       Guilford Mills...........................          12,000         339,000
                                       Huffy....................................          21,900         281,963
                                       MicroAge..............................(a)          26,000         328,250
                                       Oakley................................(a)          15,000         153,750
                                       Perrigo...............................(a)          79,000         928,250
                                       Phillips-Van Heusen......................          21,600         283,500
                                       Scotts, Cl. A.........................(a)          18,900         484,313


Dreyfus Small Company Value Fund
------------------------------------------------------------------------------
Statement of Investments                            April 30, 1997 (Unaudited)

Common Stocks (continued)                                                              Shares           Value
---------------------------------------------------------------------------------     -----------   ------------
   Consumer Non-Durables (continued)   Team Rental Group.....................(a)           8,000      $  180,000
                                       U.S. Industries.......................(a)          17,500         632,188
                                       Westpoint Stevens.....................(a)           9,000         352,125
                                       Young Broadcasting, Cl. A.............(a)          30,000         795,000
                                                                                                      ----------
                                                                                                       6,648,614
                                                                                                      ----------

              Consumer Services--8.8%  American Radio Systems, Cl. A.........(a)           9,500         277,875
                                       Chancellor Broadcasting, Cl. A........(a)          15,000         420,000
                                       Cox Radio, Cl. A......................(a)          33,000         668,250
                                       Emmis Broadcasting, Cl. A.............(a)          20,000         700,000
                                       Golf Trust of America.................(a)          16,667         425,009
                                       Ingles Markets, Cl. A....................          35,000         481,250
                                       International Family Entertainment,
                                         Cl. B...............................(a)          15,000         303,750
                                       Marsh Supermarkets, Cl. B................          28,100         344,225
                                       Nash Finch...............................          11,300         199,163
                                       Neiman Marcus Group...................(a)          36,500         958,125
                                       Pier 1 Imports...........................          15,000         296,250
                                       Sunglass Hut International............(a)          20,000         145,000
                                       True North Communications................          13,300         254,362
                                                                                                      ----------
                                                                                                       5,473,259
                                                                                                      ----------

                         Energy--5.6%  Aquila Gas Pipeline......................           9,800         138,425
                                       Cabot Oil & Gas, Cl. A...................          26,300         440,525
                                       GeoScience............................(a)          22,300         214,638
                                       Houston Exploration...................(a)          37,900         473,750
                                       Marine Drilling.......................(a)          30,000         472,500
                                       RPC...................................(a)          24,000         303,000
                                       Santa Fe Energy Resources.............(a)          42,700         603,137
                                       Titan Exploration.....................(a)          32,000         240,000
                                       Tuboscope Vetco International.........(a)          40,000         560,000
                                                                                                      ----------
                                                                                                       3,445,975
                                                                                                      ----------

            Financial Services--15.1%  ALBANK Financial.........................          20,000         730,000
                                       Allmerica Property & Casualty Cos........           5,000         158,125
                                       AmerUs Life Holdings, Cl. A...........(a)          10,000         230,000
                                       Astoria Financial........................          18,000         704,250
                                       Bay View Capital.........................          16,000         777,000
                                       Berkley (W.R.)...........................           9,000         443,250
                                       Citizens.................................          11,500         304,750
                                       City National............................          45,000       1,029,375
                                       Coast Savings Financial...............(a)          21,000         845,250
                                       Community Bank System....................           6,000         126,000
                                       Downey Financial.........................          26,067         505,048
                                       FirstFed Financial....................(a)          23,100         539,962
                                       First Savings Bank of Washington Bancorp.           3,000          63,000
                                       Flushing Financial.......................          12,000         222,000
                                       Glendale Federal Bank FSB.............(a)          30,000         746,250
                                       Greater New York Savings Bank............          50,000         918,750

Dreyfus Small Company Value Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1997 (Unaudited)

Common Stocks (continued)                                                              Shares           Value
---------------------------------------------------------------------------------     -----------    -----------
      Financial Services (continued)   Guarantee Life Companies.................          24,000      $  453,000
                                       Klamath First Bancorp....................           6,000         106,500
                                       SCPIE Holdings...........................          20,000         397,500
                                       Standard Financial.......................           1,000          22,875
                                                                                                      ----------
                                                                                                       9,322,885
                                                                                                      ----------

                    Health Care--3.8%  Angelica.................................          10,600         166,950
                                       Block Drug, Cl. A .......................           1,060          44,520
                                       Conmed................................(a)          32,000         476,000
                                       Isomedix..............................(a)          34,000         471,750
                                       SpaceLabs Medical.....................(a)           6,000         126,000
                                       Trigon Healthcare.....................(a)          55,000       1,045,000
                                                                                                      ----------
                                                                                                       2,330,220
                                                                                                      ----------

                          Other--9.4%  Allwaste..............................(a)          33,200         294,650
                                       Apex PC Solutions.....................(a)          28,000         192,500

                                       BHA Group................................          17,000         310,250
                                       Boston Beer, Cl. A....................(a)          31,000         282,875
                                       Camco....................................          18,900          71,693
                                       Continental Circuits..................(a)          27,000         323,578
                                       Crossmann Communities.................(a)          23,500         470,000
                                       Dailey Petroleum Services.............(a)          21,000         147,000
                                       Eagle River Interactive...............(a)          37,000         402,375
                                       Huntco, Cl. A............................          30,500         396,500
                                       Kitty Hawk............................(a)          59,000         811,250
                                       Lukens...................................          24,000         459,000
                                       MTI Technology........................(a)          40,000         165,000
                                       Pacific Greystone.....................(a)          43,000         634,250
                                       Pluma.................................(a)          23,000         287,500
                                       Progressive Bank.........................          19,000         456,000
                                       Qualix Group..........................(a)          20,000         125,000
                                                                                                      ----------
                                                                                                       5,829,421
                                                                                                      ----------

                     Technology--9.9%  ADFlex Solutions......................(a)          20,100         296,475
                                       Allen Telecom.........................(a)          26,300         453,675
                                       Applied Magnetics.....................(a)          18,000         452,250
                                       Auspex Systems........................(a)          36,000         288,000
                                       Avid Technology.......................(a)           6,000         116,250
                                       Caere.................................(a)          58,000         377,000
                                       Credence Systems......................(a)          24,500         388,937
                                       Exabyte...............................(a)          28,000         378,000
                                       FSI International.....................(a)          48,000         576,000
                                       HMT Technology........................(a)          33,000         363,000
                                       Micro Warehouse.......................(a)          10,000         172,500
                                       Platinum Technology...................(a)          14,000         168,000
                                       Symantec..............................(a)          70,000       1,006,250
                                       Viewlogic Systems.....................(a)          47,000         658,000

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Investments                              April 30, 1997 (Unaudited)

Common Stocks (continued)                                                              Shares           Value
---------------------------------------------------------------------------------     -----------   ------------
              Technology (continued)   Vtel..................................(a)          13,500     $    72,563
                                       Zilog.................................(a)          20,500         379,250
                                                                                                     -----------
                                                                                                       6,146,150
                                                                                                     -----------

                 Transportation--8.2%  American Freightways..................(a)          29,000         409,625
                                       Arnold Industries........................          33,000         486,750
                                       Caliber System...........................          27,000         803,250
                                       Harper Group.............................          30,800         723,800
                                       Knightsbridge Tankers....................          25,919         589,657
                                       Landstar System.......................(a)          37,000         948,125
                                       NeoMagic..............................(a)           9,000         105,188
                                       SkyWest..................................          22,000         280,500
                                       Yellow................................(a)          38,000         731,500
                                                                                                     -----------
                                                                                                       5,078,395
                                                                                                     -----------
                                       TOTAL COMMON STOCKS
                                         (cost $56,097,737).....................                     $55,780,740
                                                                                                     -----------
                                                                                                     -----------

Non-Convertible Preferred Stocks--.0%
------------------------------------------------------------------------------
              Consumer Non-Durables;   Alliance Gaming, Ser. B
                                         (cost $19,428).........................             269     $    26,766
                                                                                                     -----------
                                                                                                     -----------

                                                                                      Principal
Short-Term Investments--13.0%                                                           Amount
------------------------------------------------------------------------------        ---------
                U.S. Treasury Bills:   4.95%, 5/15/1997......................(b)      $1,710,000     $ 1,706,888
                                       5.16%, 7/24/1997......................(b)       4,808,000       4,751,265
                                       5.16%, 8/7/1997..........................       1,039,000       1,024,475
                                       5.24%, 8/14/1997.........................         553,000         544,633
                                                                                                     -----------
                                       TOTAL SHORT-TERM INVESTMENTS
                                         (cost $8,025,700)......................                     $ 8,027,261
                                                                                                     -----------
                                                                                                     -----------

TOTAL INVESTMENTS (cost $64,142,865)............................................          103.1%     $63,834,767
                                                                                         -------     -----------
                                                                                         -------     -----------
LIABILITIES, LESS CASH AND RECEIVABLES..........................................           (3.1%)    $(1,945,799)
                                                                                         -------     -----------
                                                                                         -------     -----------
NET ASSETS......................................................................         100.0%      $61,888,968
                                                                                         -------     -----------
                                                                                         -------     -----------

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Partially held by broker as collateral for open short positions.




                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Securities Sold Short                    April 30, 1997 (Unaudited)


Common Stocks                                                                           Shares          Value
---------------------------------------------------------------------------------     -----------    -----------
Amati Communications............................................................          35,000      $  306,250
Bassett Furniture...............................................................          19,000         429,875
Bowne...........................................................................          12,900         341,850
Brite Voice Systems.............................................................          14,500         114,188
Burlington Coat Factory.........................................................          20,000         380,000
Bush Industries.................................................................          12,000         241,500
CNS.............................................................................          12,000         100,500
Columbia Laboratories...........................................................          35,000         481,250
Cyrix...........................................................................          35,000         726,250
Ethan Allen.....................................................................          14,000         619,500
FPA Medical Management..........................................................          24,000         390,000
Haverty Furniture...............................................................          20,000         220,000
IKOS Systems....................................................................           5,500          90,750
LA-Z-Boy........................................................................           2,200          71,775
Landry's Seafood Restaurant.....................................................          22,000         309,031
MRV Communications..............................................................          17,000         350,625
Marquette Medical System........................................................          10,000         201,250
Merrill.........................................................................          12,500         290,625
Multicare.......................................................................          10,200         189,975
PHP Healthcare..................................................................          27,000         378,000
Philip Environmental............................................................          20,300         319,725
Piercing Pagoda.................................................................          16,000         384,000
Richfood Holdings...............................................................          23,000         468,625
Sofamor Danek Group.............................................................           7,300         284,700
System Software.................................................................          19,000         102,125
                                                                                                      ----------
TOTAL SECURITIES SOLD SHORT
  (proceeds $8,358,701).........................................................                      $7,792,369
                                                                                                      ==========


                       See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                   April 30, 1997 (Unaudited)


                                                                                              Cost            Value
                                                                                          -------------   ------------
ASSETS:                       Investments in securities--See Statement of Investments       $64,142,865    $63,834,767
                              Cash.............................................                                382,512
                              Receivable from brokers for proceeds on
                                securities sold short..........................                              8,358,701
                              Receivable for shares of Common Stock subscribed.                                635,585
                              Receivable for investment securities sold........                                503,558
                              Dividends and interest receivable................                                 26,915
                              Prepaid expenses.................................                                 30,817
                                                                                                           -----------
                                                                                                            73,772,855
                                                                                                           -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                 26,434
                              Due to Distributor...............................                                 11,372
                              Securities sold short, at value
                                (proceeds $8,358,701)--see statement............                             7,792,369
                              Payable for investment securities purchased......                              3,982,119
                              Payable for shares of Common Stock redeemed......                                 29,949
                              Interest payable--Note 2..........................                                 2,229
                              Accrued expenses.................................                                 39,415
                                                                                                           -----------
                                                                                                            11,883,887
                                                                                                           -----------

NET ASSETS.....................................................................                            $61,888,968
                                                                                                           ===========

REPRESENTED BY:               Paid-in capital..................................                            $60,092,802
                              Accumulated undistributed investment income--net..                                 5,841
                              Accumulated net realized gain (loss) on investments,
                                securities sold short and foreign currency transactions                      1,532,091
                              Accumulated net unrealized appreciation (depreciation)
                                on investments, securities sold short and
                                foreign currency transactions--Note 4(b)........                               258,234
                                                                                                           -----------

NET ASSETS.....................................................................                            $61,888,968
                                                                                                           ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)................                              3,564,533


NET ASSET VALUE, offering and redemption price per share.......................                                 $17.36
                                                                                                                ======

                                      See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
Statement of Operations              Six Months Ended April 30, 1997 (Unaudited)


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $49 foreign taxes
                                withheld at source)............................                 $  136,305
                              Interest.........................................                    107,019
                                                                                                ----------
                                   Total Income................................                                 $  243,324


EXPENSES:                     Management fee--Note 3(a).........................                   140,022
                              Shareholder servicing costs--Note 3(b)............                    68,879
                              Registration fees................................                     22,560
                              Custodian fees--Note 3(b).........................                    15,327
                              Professional fees...............................                       9,688
                              Prospectus and shareholders' reports.............                      4,569
                              Interest--Note 2..................................                     3,934
                              Directors' fees and expenses--Note 3(c)..........                      3,445
                              Dividends on securities sold short..............                       1,662
                              Miscellaneous....................................                      3,540
                                                                                                ----------
                                   Total Expenses..............................                    273,626
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)..........................                   (34,660)
                                                                                                ----------
                                   Net Expenses................................                                    238,966
                                                                                                                ----------
INVESTMENT INCOME--NET..........................................................                                     4,358
                                                                                                                ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments:
                                Long transactions (including foreign
                                   currency transactions)......................                 $1,638,217
                                Short sale transactions........................                    (79,866)

                                                                                                ----------
                                   Net Realized Gain (Loss)....................                                  1,558,351
                              Net unrealized appreciation (depreciation) on investments,
                                securities sold short and foreign currency transactions                           (168,220)
                                                                                                                ----------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                  1,390,131
                                                                                                                ----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $1,394,489
                                                                                                                ==========


                       See notes to financial statements.

Dreyfus Small Company Value Fund
---------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                            Six Months Ended
                                                                             April 30, 1997        Year Ended
                                                                               (Unaudited)      October 31, 1996
                                                                            ----------------    ----------------
OPERATIONS:
  Investment income--net................................................       $     4,358        $    58,382
  Net realized gain (loss) on investments..............................          1,558,351          2,421,646
  Net unrealized appreciation (depreciation) on investments............           (168,220)           180,662
                                                                               -----------        -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations..          1,394,489          2,660,690
                                                                               -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................           (46,432)           (41,125)
  Net realized gain on investments.....................................         (2,431,882)          (461,510)
                                                                               -----------        -----------
      Total Dividends..................................................         (2,478,314)          (502,635)
                                                                               -----------        -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................         93,745,972         12,451,803
  Dividends reinvested.................................................          2,423,279            502,014
  Cost of shares redeemed..............................................        (50,048,441)        (4,663,841)
                                                                               -----------        -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions         46,120,810          8,289,976
                                                                               -----------        -----------
        Total Increase (Decrease) in Net Assets........................         45,036,985         10,448,031

NET ASSETS:
  Beginning of Period..................................................         16,851,983          6,403,952
                                                                               -----------        -----------
  End of Period........................................................        $61,888,968        $16,851,983
                                                                               ===========        ===========
Undistributed investment income--net....................................       $     5,841        $    47,915
                                                                               -----------        -----------


                                                                                 Shares              Shares
                                                                               -----------        -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................          5,283,865            738,511
  Shares issued for dividends reinvested...............................            145,455             35,629
  Shares redeemed......................................................         (2,818,853)          (277,463)
                                                                               -----------        -----------
      Net Increase (Decrease) in Shares Outstanding....................          2,610,467            496,677
                                                                               ===========        ===========


                       See notes to financial statements.

Dreyfus Small Company Value Fund
-----------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                            Six Months Ended       Year Ended October 31,
                                                             April 30, 1997    ______________________________
PER SHARE DATA:                                                (Unaudited)      1996        1995      1994(1)
                                                           ----------------- ----------  ---------- ----------
   Net asset value, beginning of period.................        $17.66         $14.00     $12.43      $12.50
                                                                ------         ------     ------      ------
   Investment Operations:
   Investment income--net................................         --              .07        .10         .30
   Net realized and unrealized gain (loss)
      on investments....................................          1.84(2)        4.69       2.33        (.37)
                                                                ------         ------     ------      ------
   Total from Investment Operations.....................          1.84(2)        4.76       2.43        (.07)
                                                                ------         ------     ------      ------
   Distributions:
   Dividends from investment income--net.................         (.04)          (.09)      (.33)       --
   Dividends from net realized gain on investments......         (2.10)         (1.01)      (.53)       --
                                                                ------         ------     ------      ------
   Total Distributions..................................         (2.14)         (1.10)      (.86)       --
                                                                ------         ------     ------      ------
   Net asset value, end of period.......................        $17.36         $17.66     $14.00      $12.43
                                                                ------         ------     ------      ------
                                                                ------         ------     ------      ------
TOTAL INVESTMENT RETURN.................................         10.90%(3)      35.99%     21.30%       (.56%)(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets....           .62%(3)       1.27%       .84%       --
   Ratio of interest expense and dividends on
      securities sold short to average net assets.......           .01%(3)        .02%       .07%        .01%(3)
   Ratio of net investment income
      to average net assets.............................           .01%(3)        .62%       .79%       2.39%(3)
   Decrease reflected in above expense ratios
      due to undertakings by Dreyfus....................           .09%(3)        .41%      1.80%       2.07%(3)
   Portfolio Turnover Rate..............................         58.31%(3)     183.58%    161.01%     219.63%(3)
   Average commission rate paid(4)......................        $.0508         $.0509        --         --
   Net Assets, end of period (000's Omitted)............       $61,889        $16,582     $6,404      $5,166

--------------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                   See notes to financial statements.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus Small Company Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). The Boston Company Asset Management, Inc. ("TBC Asset Management"), an indirect subsidiary of Mellon and an affiliate of Dreyfus, serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:
     The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At April 30, 1997, there were no outstanding borrowings under the lines of credit.

      The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1997 was approximately $139,000, with a related weighted average annualized interest rate of 5.70%. The maximum amount borrowed at any time during the period ended April 30, 1997 was $2.9 million.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $34,660 during the period ended April 30, 1997.

     Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and TBC Asset Management, the sub-investment advisory fee is computed at the annual rate of .375 of 1% of the value of the Fund's average daily net assets and is payable monthly by Dreyfus.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged an aggregate of $46,674 pursuant to the Shareholder Services Plan.

Dreyfus Small Company Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $12,015 during the period ended April 30, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $15,327 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

     (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

NOTE 4--Securities Transactions:
     (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended April 30, 1997 is summarized as follows:

                                         Purchases          Sales
                                        -----------      -----------
Long transactions...................    $60,518,825      $20,664,916

Short sale transactions.............      1,462,920        8,945,272
                                        -----------      -----------
    Total...........................    $61,981,745      $29,610,188
                                        -----------      -----------
                                        -----------      -----------

     The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or liquid securities sufficient to cover its short position. Securities sold short at April 30, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

     (b)  At  April  30,  1997,  accumulated  net  unrealized   appreciation  on
investments and securities sold short was $258,234, consisting of $3,677,456 gross unrealized appreciation and $3,419,222 gross unrealized depreciation.

     At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[LOGO]
Dreyfus Small Company
Value Fund
200 Park Avenue
New York, NY 10166

Investment Advisor
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Advisor
The Boston Company
Asset Management, Inc.
One Boston Place
Boston, MA 02108

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








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